Exhibit 99.1

         The pool of Mortgage Loans (the "Mortgage Pool") will consist of approximately 4,982 conventional, one- to four-family, adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on residential real properties (the "Mortgaged Properties") and having an aggregate principal balance as of December 1, 1999 (the "Cut-off Date") of approximately $610,195,776, after application of scheduled payments due on or before the Cut-off Date whether or not received and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to stated maturity of not greater than 30 years. References to percentages of the Mortgage Loans, unless otherwise noted, are calculated based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

         The Mortgage Loans are secured by first mortgages or deeds of trust or other similar security instruments creating first liens on residential properties consisting of attached, detached or semidetached, one- to four-family dwelling units, townhouses, individual condominium units, individual units in planned unit developments and manufactured housing. The Mortgage Loans to be included in the Mortgage Pool will be acquired by Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") from NC Capital Corporation (the "Mortgage Loan Seller"). New Century Mortgage Corporation (the "Originator") will act as the master servicer for the Mortgage Loans (in such capacity, the "Master Servicer") pursuant to the Agreement (as defined herein). See "--Underwriting Standards; Representations" herein.

         The "Mortgage Rate" on each Mortgage Loan is the per annum rate of interest specified in the related mortgage note. Each Mortgage Loan provides for semi-annual adjustment to the Mortgage Rate thereon (in the case of approximately 89.75% and approximately 8.58% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, after an initial period of approximately two years and three years, respectively, from the date of origination thereof (each such Mortgage Loan, a "Delayed First Adjustment Mortgage Loan")), and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"). On each Adjustment Date, the Mortgage Rate on each Mortgage Loan will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index (as described below) and a fixed percentage amount (the "Gross Margin"); provided, however, that the Mortgage Rate on each Mortgage Loan, including each Delayed First Adjustment Mortgage Loan, will generally not increase or decrease by more than a specified percentage ranging from 1.00% to 1.50% per annum (the "Periodic Rate Cap"), as provided in the related Mortgage Note, on any related Adjustment Date and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and Gross Margin, calculated as described herein. See "--The Index" herein. None of the Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         One Mortgage Loan, representing approximately 0.04% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, has a first payment date occurring in February 2000. With respect to such Mortgage Loan, no principal amortization payments will be distributed in January 2000 unless principal payments thereon are received in the Prepayment Period applicable to the Distribution Date occurring in January 2000. On the Closing Date, however, cash will be deposited with the Trustee in an amount equal to interest accrued on such Mortgage Loan (net of the Servicing Fee (as defined herein)) for the related Interest Accrual Period for distribution to the holders of the Offered Certificates on the first Distribution Date.

         The Mortgage Loans have scheduled monthly payments due generally on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 81.01% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, provide for payment by the mortgagor of a prepayment charge (a "Prepayment Charge") in limited circumstances on certain prepayments as provided in the related Mortgage Note. Such Mortgage Loans provide for payment of a Prepayment Charge on certain partial prepayments and all prepayments in full made within a specified period not in excess of five years from the date of origination of such Mortgage Loan, as provided in the related Mortgage Note. The amount of the Prepayment Charge is as provided in the related Mortgage Note, but is generally equal to six month's interest on any amounts prepaid in excess of 20% of the then outstanding principal balance of the related Mortgage Loan in any 12 month period, as permitted by law. The holders of the Class P Certificates will be entitled to all Prepayment Charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described in the Agreement, the Master Servicer may waive the payment of any otherwise applicable Prepayment Charge. Investors should conduct their own analysis of the effect, if any, that the Prepayment Charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the Prepayment Charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         None of the Mortgage Loans are Buydown Mortgage Loans.

         The average principal balance of the Mortgage Loans at origination was approximately $122,559. No Mortgage Loan had a principal balance at origination greater than approximately $800,000 or less than approximately $13,250. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $122,480. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $800,000 or less than approximately $13,250.

         The Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 5.500% per annum to approximately 15.100% per annum, and the weighted average Mortgage Rate was approximately 9.924% per annum. As of the Cut-off Date, the Mortgage Loans had Gross Margins ranging from approximately 4.950% to approximately 10.000%, Minimum Mortgage Rates ranging from approximately 5.500% per annum to approximately 15.100% per annum and Maximum Mortgage Rates ranging from approximately 12.500% per annum to approximately 22.100% per annum. As of the Cutoff Date, the weighted average Gross Margin was approximately 6.152%, the weighted average Minimum Mortgage Rate was approximately 9.924% per annum and the weighted average Maximum Mortgage Rate was approximately 16.913% per annum. The latest first Adjustment Date following the Cut-off Date on any Mortgage Loan occurs in December 2002 and the weighted average next Adjustment Date for all of the Mortgage Loans following the Cut-off Date is December 2001.

         The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 78.04%. At origination no Mortgage Loan will have a loan-to-value ratio greater than approximately 90.00% or less than approximately 10.47%.

         The weighted average original term to stated maturity of the Mortgage Loans was approximately 29 years and 11 months. The weighted average remaining term to stated maturity of the Mortgage Loans will be approximately 29 years and 10 months as of the Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to October 1998 or after February 2000, or will have a remaining term to stated maturity of less than 14 years and 8 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is January 2030.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                                    PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION


                                                                                     AGGREGATE                % OF AGGREGATE
                                                                                 PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                                                  NUMBER         OUTSTANDING AS OF           OUTSTANDING AS OF
           RANGE($)                                              OF LOANS        THE CUT-OFF DATE            THE CUT-OFF DATE
           --------                                              --------        ----------------            ----------------
         0.01 -    50,000.00  . . . . . . . . . . . .               729            $ 27,626,884.00                   4.52%
    50,000.01 -   100,000.00  . . . . . . . . . . . .             1,834             135,730,428.00                  22.23
   100,000.01 -   150,000.00  . . . . . . . . . . . .             1,104             135,288,293.00                  22.16
   150,000.01 -   200,000.00  . . . . . . . . . . . .               592             102,230,941.00                  16.74
   200,000.01 -   250,000.00  . . . . . . . . . . . .               309              68,938,399.00                  11.29
   250,000.01 -   300,000.00  . . . . . . . . . . . .               175              47,921,595.00                   7.85
   300,000.01 -   350,000.00  . . . . . . . . . . . .                98              31,519,550.00                   5.16
   350,000.01 -   400,000.00  . . . . . . . . . . . .                68              25,478,082.00                   4.17
   400,000.01 -   450,000.00  . . . . . . . . . . . .                29              12,353,400.00                   2.02
   450,000.01 -   500,000.00  . . . . . . . . . . . .                29              13,912,999.00                   2.28
   500,000.01 -   550,000.00  . . . . . . . . . . . .                 2               1,062,000.00                   0.17
   550,000.01 -   600,000.00  . . . . . . . . . . . .                 5               2,873,000.00                   0.47
   600,000.01 -   650,000.00  . . . . . . . . . . . .                 1                 650,000.00                   0.11
   650,000.01 -   700,000.00  . . . . . . . . . . . .                 4               2,740,000.00                   0.45
   700,000.01 -   750,000.00  . . . . . . . . . . . .                 1                 711,200.00                   0.12
   750,000.01 -   800,000.00  . . . . . . . . . . . .                 2               1,550,500.00                   0.25
                                                                  -----             --------------                 ------

     Total.............................................           4,982            $610,587,271.00                 100.00%
                                                                  =====             ==============                 ======




                          PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                                                     AGGREGATE                % OF AGGREGATE
                                                                                 PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                                                  NUMBER         OUTSTANDING AS OF           OUTSTANDING AS OF
           RANGE($)                                              OF LOANS        THE CUT-OFF DATE            THE CUT-OFF DATE
           --------                                              --------        ----------------            ----------------
         0.01 -       50,000.0. . . . . . . . . . .                 731           $ 27,705,231.45                   4.54%
    50,000.01 -      100,000.0. . . . . . . . . . .               1,832            135,542,941.36                  22.21
   100,000.01 -      150,000.0. . . . . . . . . . .               1,105            135,353,815.87                  22.18
   150,000.01 -      200,000.0. . . . . . . . . . .                 591            102,021,782.10                  16.72
   200,000.01 -      250,000.0. . . . . . . . . . .                 309             68,894,934.72                  11.29
   250,000.01 -      300,000.0. . . . . . . . . . .                 175             47,889,593.58                   7.85
   300,000.01 -      350,000.0. . . . . . . . . . .                  98             31,500,094.48                   5.16
   350,000.01 -      400,000.0. . . . . . . . . . .                  68             25,462,536.52                   4.17
   400,000.01 -      450,000.0. . . . . . . . . . .                  29             12,343,230.37                   2.02
   450,000.01 -      500,000.0. . . . . . . . . . .                  29             13,900,233.51                   2.28
   500,000.01 -      550,000.0. . . . . . . . . . .                   2              1,060,764.61                   0.17
   550,000.01 -      600,000.0. . . . . . . . . . .                   5              2,870,648.04                   0.47
   600,000.01 -      650,000.0. . . . . . . . . . .                   1                649,782.93                   0.11
   650,000.01 -      700,000.0. . . . . . . . . . .                   4              2,738,486.29                   0.45
   700,000.01 -      750,000.0. . . . . . . . . . .                   1                711,200.00                   0.12
   750,000.01 -      800,000.0. . . . . . . . . . .                   2              1,550,500.00                   0.25
                                                                  -----            --------------                 ------

     Total.... . . . . . . . . . . . . . . . . . . .              4,982           $610,195,775.83                 100.00%
                                                                  =====            ==============                 ======

                                      MORTGAGE RATES OF THE MORTGAGE LOANS AT ORIGINATION


                                                                                     AGGREGATE                % OF AGGREGATE
                                                                                 PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                                                  NUMBER         OUTSTANDING AS OF           OUTSTANDING AS OF
MORTGAGE RATE (%)                                                OF LOANS        THE CUT-OFF DATE            THE CUT-OFF DATE
-----------------                                                --------        ----------------            ----------------
5.500     -   5.999.....................................             1           $    178,458.08                   0.03%
6.000     -   6.499.....................................             1                 48,902.20                   0.01
6.500     -   6.999.....................................             3                523,987.44                   0.09
7.000     -   7.499.....................................            24              4,268,715.84                   0.70
7.500     -   7.999.....................................           182             27,868,374.15                   4.57
8.000     -   8.499.....................................           155             26,401,101.71                   4.33
8.500     -   8.999.....................................           600             96,060,926.39                  15.74
9.000     -   9.499.....................................           434             61,553,723.20                  10.09
9.500     -   9.999.....................................         1,039            138,329,604.53                  22.67
10.000    -   10.499....................................           539             64,315,907.37                  10.54
10.500    -   10.999....................................           870             97,104,304.71                  15.91
11.000    -   11.499....................................           364             33,596,428.08                   5.51
11.500    -   11.999....................................           351             29,074,902.83                   4.76
12.000    -   12.499....................................           131              9,900,388.08                   1.62
12.500    -   12.999....................................           131             10,123,445.17                   1.66
13.000    -   13.499....................................            48              3,508,244.37                   0.57
13.500    -   13.999....................................            68              4,795,076.82                   0.79
14.000    -   14.499....................................            26              1,395,408.58                   0.23
14.500    -   14.999....................................            13              1,036,742.07                   0.17
15.000    -   15.499....................................             2                111,134.21                   0.02
                                                                 -----            --------------                 ------

     Total..............................................         4,982           $610,195,775.83                 100.00%
                                                                 =====            ==============                 ======



                            MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE



                                                                                     AGGREGATE                % OF AGGREGATE
                                                                                 PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                                                  NUMBER         OUTSTANDING AS OF           OUTSTANDING AS OF
MORTGAGE RATE (%)                                                OF LOANS        THE CUT-OFF DATE            THE CUT-OFF DATE
-----------------                                                --------        ----------------            ----------------
5.500     -   5.999.....................................             1           $    178,458.08                   0.03%
6.000     -   6.499.....................................             1                 48,902.20                   0.01
6.500     -   6.999.....................................             3                523,987.44                   0.09
7.000     -   7.499.....................................            24              4,268,715.84                   0.70
7.500     -   7.999.....................................           182             27,868,374.15                   4.57
8.000     -   8.499.....................................           155             26,401,101.71                   4.33
8.500     -   8.999.....................................           600             96,060,926.39                  15.74
9.000     -   9.499.....................................           434             61,553,723.20                  10.09
9.500     -   9.999.....................................         1,039            138,329,604.53                  22.67
10.000    -   10.499....................................           539             64,315,907.37                  10.54
10.500    -   10.999....................................           870             97,104,304.71                  15.91
11.000    -   11.499....................................           364             33,596,428.08                   5.51
11.500    -   11.999....................................           351             29,074,902.83                   4.76
12.000    -   12.499....................................           131              9,900,388.08                   1.62
12.500    -   12.999....................................           131             10,123,445.17                   1.66
13.000    -   13.499....................................            48              3,508,244.37                   0.57
13.500    -   13.999....................................            68              4,795,076.82                   0.79
14.000    -   14.499....................................            26              1,395,408.58                   0.23
14.500    -   14.999....................................            13              1,036,742.07                   0.17
15.000    -   15.499....................................             2                111,134.21                   0.02
                                                                 -----            --------------                 ------

     Total..............................................         4,982           $610,195,775.83                 100.00%
                                                                 =====            ==============                 ======

                                   MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS


                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
    MAXIMUM                                                 NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                          OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------                                          --------      ------------------     -----------------
12.500 - 12.999.........................................        1             178,458.08               0.03%
13.000 - 13.499.........................................        4             654,639.86               0.11
13.500 - 13.999.........................................        3             523,987.44               0.09
14.000 - 14.499.........................................       22           3,790,896.00               0.62
14.500 - 14.999.........................................      189          29,490,552.82               4.83
15.000 - 15.499.........................................      156          26,549,070.83               4.35
15.500 - 15.999.........................................      602          96,022,228.78              15.74
16.000 - 16.499.........................................      435          61,669,777.74              10.11
16.500 - 16.999.........................................    1,031         136,727,197.07              22.41
17.000 - 17.499.........................................      542          64,563,399.57              10.58
17.500 - 17.999.........................................      871          97,271,105.69              15.94
18.000 - 18.499.........................................      367          33,731,802.82               5.53
18.500 - 18.999.........................................      353          29,322,576.81               4.81
19.000 - 19.499.........................................      124           9,227,984.43               1.51
19.500 - 19.999.........................................      125           9,625,491.84               1.58
20.000 - 20.499.........................................       48           3,508,244.37               0.57
20.500 - 20.999.........................................       68           4,795,076.82               0.79
21.000 - 21.499.........................................       26           1,395,408.58               0.23
21.500 - 21.999.........................................       13           1,036,742.07               0.17
22.000 - 22.499.........................................        2             111,134.21               0.02
                                                            -----         --------------             ------

     Total..............................................    4,982        $610,195,775.83             100.00%
                                                            =====         ==============             ======


                                   MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
    MINIMUM                                                NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                         OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------                                         --------      ------------------     -----------------
5.500     -   5.999.....................................        1              178,458.08               0.03%
6.000     -   6.499.....................................        1               48,902.20               0.01
6.500     -   6.999.....................................        3              523,987.44               0.09
7.000     -   7.499.....................................       24            4,268,715.84               0.70
7.500     -   7.999.....................................      182           27,868,374.15               4.57
8.000     -   8.499.....................................      155           26,401,101.71               4.33
8.500     -   8.999.....................................      600           96,060,926.39              15.74
9.000     -   9.499.....................................      434           61,553,723.20              10.09
9.500     -   9.999.....................................    1,039          138,329,604.53              22.67
10.000    -   10.499....................................      539           64,315,907.37              10.54
10.500    -   10.999....................................      870           97,104,304.71              15.91
11.000    -   11.499....................................      364           33,596,428.08               5.51
11.500    -   11.999....................................      351           29,074,902.83               4.76
12.000    -   12.499....................................      131            9,900,388.08               1.62
12.500    -   12.999....................................      131           10,123,445.17               1.66
13.000    -   13.499....................................       48            3,508,244.37               0.57
13.500    -   13.999....................................       68            4,795,076.82               0.79
14.000    -   14.499....................................       26            1,395,408.58               0.23
14.500    -   14.999....................................       13            1,036,742.07               0.17
15.000    -   15.499....................................        2              111,134.21               0.02
                                                            -----          --------------             ------

     Total..............................................    4,982         $610,195,775.83             100.00%
                                                            =====          ==============             ======

                                       GROSS MARGINS OF THE MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                           NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
GROSS MARGIN (%)                                          OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
----------------                                          --------      ------------------     -----------------
4.750 - 4.999...........................................        5         $  1,071,611.20            0.18%
5.000 - 5.249...........................................        6              686,174.41            0.11
5.250 - 5.499...........................................        4              717,877.41            0.12
5.500 - 5.749...........................................      186           25,472,161.12            4.17
5.750 - 5.999...........................................    1,550          213,236,290.70           34.95
6.000 - 6.249...........................................    1,236          165,944,160.13           27.20
6.250 - 6.499...........................................      144           15,581,016.89            2.55
6.500 - 6.749...........................................      976          108,320,888.60           17.75
6.750 - 6.999...........................................      835           74,982,569.10           12.29
7.000 - 7.249...........................................       27            2,944,058.58            0.48
7.250 - 7.499...........................................        4              294,163.95            0.05
7.500 - 7.749...........................................        7              803,938.10            0.13
8.500 - 8.749...........................................        1               89,935.51            0.01
10.000 - 10.249.........................................        1               50,930.13            0.01
                                                            -----          --------------          ------

     Total..............................................    4,982         $610,195,775.83          100.00%
                                                            =====          ==============          ======


                               ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN-TO-VALUE RATIO (%)                                    OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------                                    --------     ------------------     -----------------
Less than or equal to 25.00.............................        19        $  1,245,612.12              0.20%
25.01 - 30.00...........................................        11             559,198.73              0.09
30.01 - 35.00...........................................        28           1,791,062.77              0.29
35.01 - 40.00...........................................        30           2,042,894.03              0.33
40.01 - 45.00...........................................        45           3,487,418.08              0.57
45.01 - 50.00...........................................        69           5,601,169.25              0.92
50.01 - 55.00...........................................        82           6,738,182.93              1.10
55.01 - 60.00...........................................       138          15,241,844.78              2.50
60.01 - 65.00...........................................       306          29,440,219.08              4.82
65.01 - 70.00...........................................       449          52,088,013.09              8.54
70.01 - 75.00...........................................       830          89,841,005.81             14.72
75.01 - 80.00...........................................     1,369         172,790,946.07             28.32
80.01 - 85.00...........................................     1,046         145,703,600.47             23.88
85.01 - 90.00...........................................       560          83,624,608.62             13.70
                                                             -----         --------------            ------

     Total..............................................     4,982        $610,195,775.83            100.00%
                                                             =====         ==============            ======

                               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES



                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOCATION                                                   OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
--------                                                   --------     ------------------     -----------------
Alabama.................................................         7        $    410,564.12              0.07%
Alaska..................................................         1             130,262.84              0.02
Arizona.................................................       126          14,065,573.82              2.31
Arkansas................................................         9             543,324.89              0.09
California..............................................     1,041         195,634,539.37             32.06
Colorado................................................       174          21,370,849.50              3.50
Connecticut.............................................        52           7,501,221.18              1.23
Delaware................................................         6             443,905.05              0.07
District of Columbia....................................         9           1,346,140.70              0.22
Florida.................................................       296          27,299,119.45              4.47
Georgia.................................................       119          15,901,093.13              2.61
Hawaii..................................................        13           2,171,957.73              0.36
Idaho...................................................        31           3,366,690.22              0.55
Illinois................................................       472          55,845,715.27              9.15
Indiana.................................................        75           5,611,897.25              0.92
Iowa....................................................        33           1,960,027.40              0.32
Kansas..................................................        45           3,874,945.70              0.64
Kentucky................................................        10             846,253.27              0.14
Louisiana...............................................        33           2,859,434.48              0.47
Maine...................................................         1              43,985.77              0.01
Maryland................................................        40           6,807,272.35              1.12
Massachusetts...........................................       192          30,326,317.89              4.97
Michigan................................................       233          21,799,628.45              3.57
Minnesota...............................................       195          20,223,535.53              3.31
Mississippi.............................................        12             850,068.47              0.14
Missouri................................................        69           5,236,345.96              0.86
Montana.................................................        27           2,510,585.35              0.41
Nebraska................................................         3             162,827.52              0.03
Nevada..................................................        87          11,845,365.61              1.94
New Hampshire...........................................        36           4,837,527.42              0.79
New Jersey..............................................        31           3,967,644.57              0.65
New Mexico..............................................        61           5,704,766.34              0.93
North Carolina..........................................        77           7,864,895.52              1.29
North Dakota............................................         1             160,000.00              0.03
Ohio....................................................       273          21,770,017.11              3.57
Oklahoma................................................        39           2,473,852.36              0.41
Oregon..................................................       101          11,654,970.95              1.91
Pennsylvania............................................       139           9,721,192.57              1.59
Rhode Island............................................        29           2,836,770.54              0.46
South Carolina..........................................        30           3,660,233.06              0.60
South Dakota............................................         1              61,176.95              0.01
Tennessee...............................................        66           6,373,563.08              1.04
Texas...................................................       339          26,492,657.46              4.34
Utah....................................................        55           7,080,922.06              1.16
Vermont.................................................         2             208,863.43              0.03
Virginia................................................        19           1,926,347.59              0.32
Washington..............................................       174          24,816,554.22              4.07
West Virginia...........................................         7             403,767.17              0.07
Wisconsin...............................................        88           6,994,287.90              1.15
Wyoming.................................................         3             196,317.26              0.03
                                                             -----         --------------            ------

     Total..............................................     4,982        $610,195,775.83            100.00%
                                                             =====         ==============            ======

                                  MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                                              OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-------------                                              --------     ------------------     -----------------
Single Family...........................................    4,137         $500,242,809.40              81.98%
Two- to Four-Family.....................................      337           37,848,872.83               6.20
Condominium.............................................      193           22,441,671.58               3.68
Planned Unit Development................................      268           46,444,258.60               7.61
Manufactured Housing....................................       47            3,218,163.42               0.53
                                                            -----          --------------             ------

     Total..............................................    4,982         $610,195,775.83             100.00%
                                                            =====          ==============             ======


                             MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS



                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY STATUS                                           OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
----------------                                           --------     ------------------     -----------------
Owner-Occupied..........................................      4,460        $562,863,973.08             92.24%
Secondary...............................................         19           3,289,539.09              0.54
Non Owner Occupied......................................        503          44,042,263.66              7.22
                                                              -----         --------------            ------

        Total...........................................      4,982        $610,195,775.83            100.00%
                                                              =====         ==============            ======

          The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.


                                          PURPOSE OF THE MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                               OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
------------                                               --------     ------------------     -----------------
Purchase................................................     1,038        $130,008,851.94              21.31%
Equity-out Refinance....................................     2,948         365,306,418.24              59.87
Rate-term Refinance.....................................       996         114,880,505.65              18.83
                                                             -----         --------------             ------

        Total...........................................     4,982        $610,195,775.83             100.00%
                                                             =====         ==============             ======


                                       LOAN PROGRAMS OF THE MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PROGRAM                                               OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
------------                                               --------     ------------------     -----------------
Full Documentation Program..............................     3,564         $421,442,951.22            69.07%
Stated Income Documentation Program.....................     1,418          188,752,824.61            30.93
                                                             -----          --------------           ------

        Total...........................................     4,982         $610,195,775.83           100.00%
                                                             =====          ==============           ======

                                      RISK CATEGORIES OF THE MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
RISK CATEGORIES                                            OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
---------------                                            --------     ------------------     -----------------
A+......................................................     1,316       $185,687,418.75              30.43%
A+MO*...................................................         8            555,645.63               0.09
A-......................................................     1,565        214,414,395.58              35.14
A-MO*...................................................       132         13,165,978.02               2.16
B.......................................................       999        114,178,493.85              18.71
C.......................................................       640         55,490,839.98               9.09
C-.....................................................        123         10,732,018.13               1.76
C-HS**..................................................       199         15,970,985.89               2.62
                                                             -----        --------------             ------

        Total...........................................     4,982       $610,195,775.83             100.00%
                                                             =====        ==============             ======

-------------------------
*       Underwritten pursuant to the Mortgage Credit Only program.
**      Underwritten pursuant to the Home Saver program.


                                   NEXT ADJUSTMENT DATES FOR THE MORTGAGE LOANS


                                                                              AGGREGATE             % OF AGGREGATE
                                                                          PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                           NUMBER         OUTSTANDING AS OF       OUTSTANDING AS OF
MONTH OF NEXT ADJUSTMENT DATE                             OF LOANS         THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------------                             --------         ----------------       ----------------
February 2000...........................................        1         $     63,772.77                0.01%
March 2000..............................................        9            1,335,951.26                0.22
April 2000..............................................       17            2,491,919.38                0.41
May 2000................................................       22            3,062,712.13                0.50
June 2000...............................................       25            3,239,129.00                0.53
September 2000..........................................        1               70,638.70                0.01
December 2000...........................................        1               31,861.96                0.01
April 2001..............................................        1               25,055.80                0.00
May 2001................................................        1               94,079.06                0.02
July 2001...............................................        1               27,567.65                0.00
August 2001.............................................       16            1,937,809.15                0.32
September 2001..........................................      275           38,010,873.14                6.23
October 2001............................................    1,225          149,056,117.18               24.43
November 2001...........................................    1,262          161,929,927.33               26.54
December 2001...........................................    1,685          196,220,364.29               32.16
January 2002............................................        1              223,972.00                0.04
April 2002..............................................        1               90,612.20                0.01
September 2002..........................................       26            3,546,497.71                0.58
October 2002............................................      209           28,064,348.95                4.60
November 2002...........................................      137           13,432,881.17                2.20
December 2002...........................................       66            7,239,685.00                1.19
                                                            -----          --------------              ------

   Total................................................    4,982         $610,195,775.83              100.00%
                                                            =====          ==============              ======

                              ORIGINAL TERM TO STATED MATURITY OF THE MORTGAGE LOANS


                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)                                     OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
----------------------                                     --------      ------------------     -----------------
180.....................................................       45          $  2,684,914.60           0.44%
360.....................................................    4,937           607,510,861.23          99.56
                                                            -----           --------------          -----

         Total..........................................    4,982          $610,195,775.83         100.00%
                                                            =====           ==============         ======


             REMAINING TERM TO STATED MATURITY OF THE MORTGAGE LOANS



                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
REMAINING TERM                                              NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
(MONTHS)                                                   OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
--------                                                   --------      ------------------     -----------------
0-180...................................................       45        $   2,684,914.60             0.44%
181-360.................................................    4,937          607,510,861.23            99.56
                                                            -----          --------------            -----

         Total..........................................    4,982         $610,195,775.83           100.00%
                                                            =====          ==============           ======


                    PERIODIC RATE CAPS ON THE MORTGAGE LOANS


                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
PERIODIC RATE CAP (%)                                      OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
---------------------                                      --------      ------------------     -----------------
1.00....................................................       136        $ 18,132,500.65            2.97%
1.50....................................................     4,846         592,063,275.18           97.03
                                                             -----         --------------           -----

         Total..........................................     4,982        $610,195,775.83          100.00%
                                                             =====         ==============          ======